                                                                   Exhibit 10.24

               WARRANTY ASSIGNMENT AGREEMENT AND CONSENT (N281SK)

     THIS WARRANTY ASSIGNMENT AGREEMENT AND CONSENT (N281SK) (this "Assignment") is dated as of the 23rd day of February, 2001, and is among SOLITAIR CORP., a Delaware corporation ("Seller"), as assignor, FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee under a Trust Agreement dated as of February 23, 2001 between such Owner Trustee and General Electric Capital Corporation (the "Buyer Trust Agreement") (such Owner Trustee hereinafter referred to as "Buyer"), as assignee, CHAUTAUQUA AIRLINES, INC., a New York corporation, as operator under a Lease Agreement ("Operator"), and ROLLS-ROYCE CORPORATION ("Rolls-Royce"), as consenting party.

                              W I T N E S S E T H:

     WHEREAS, Seller, Operator, and Rolls-Royce have entered into that certain Rolls-Royce AE3007A Series Engine Warranty Agreement ("Warranty Agreement") dated as of April 30, 1999 pursuant to which Rolls-Royce granted to Seller and Operator certain Warranties as defined therein for the Engines and Supplies; and

     WHEREAS, Seller owns an Embraer model EMB-145LR aircraft, Embraer's serial number 145391, United States Registration Number N281SK (the "Aircraft") with two (2) installed Allison AE3007A1P engines (serial numbers CAE311697 and CAE311698), manufactured by Allison Engine Company, Inc., a subsidiary of Rolls-Royce, including Supplies as defined in the Warranty Agreement (the "Engines"); and

     WHEREAS, pursuant to that certain Aircraft Purchase Agreement (N281SK) (the "New Purchase Agreement") dated as of February 23, 2001 between Seller and Buyer, Seller has agreed to sell, and Buyer has agreed to buy, the Aircraft with the installed Engines; and

     WHEREAS, the sale of the Aircraft to Buyer pursuant to the New Purchase Agreement is conditioned upon Seller assigning to Buyer (as consented to by Rolls-Royce) all of the assignable warranties granted by Rolls-Royce to Seller pursuant to the Warranty Agreement with respect to the Engines; and

Rolls-Royce Warranty Assignment
And Consent (N281SK)

     WHEREAS, in accordance with the Warranty Agreement, Rolls-Royce must consent to any assignment of the Warranties; and

     WHEREAS, pursuant to that certain Lease Agreement [N281SK] dated as of February 23, 2001 ("Lease Agreement", capitalized terms not defined herein being assigned the meanings given therein) between Buyer and Operator, Buyer shall lease the Aircraft and assign the Assigned Warranties (as that term is defined herein) to Operator subject to conditions; and

     WHEREAS, Seller and Buyer wish to accomplish such assignments pursuant to the terms and conditions of this Assignment, and Rolls-Royce wishes to consent to such assignments.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and in the New Purchase Agreement and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree (and Rolls-Royce hereby consents) as follows:

1. Seller hereby assigns and transfers to Buyer and Buyer hereby accepts such assignments and transfer of, the Warranties and indemnitees under the Warranty Agreement to the extent that they relate to the Engines described above.

2. Rolls-Royce hereby consents to the assignment of the Warranties by Seller to Buyer under and pursuant to the terms and conditions of this Agreement and further consents to the assignment of the Warranties by Buyer to Operator. Notwithstanding anything in this Assignment to the contrary, so long Operator's right to possess and use the Aircraft under the Lease Agreement has not been terminated, Operator may, to the exclusion of Buyer, exercise in Operator's name the right to obtain any recovery or benefit resulting from the enforcement of any of the Warranties under the Warranty Agreement in respect of the Engines and may exercise all other rights and powers of the Buyer with respect to the Warranties, and may without the consent of Buyer, enter into amendments or modifications thereof or terminate some or all of the Warranties and replace them with power by the hour agreements (which agreements will not be assigned to the Buyer). Rolls-Royce shall not be deemed to have knowledge of, and need not recognize the occurrence or discontinuance of, any termination of the Lease Agreement, unless and until Rolls-Royce has received written notice thereof from Buyer (including by telex or telecopy) addressed to Rolls-Royce Corporation at 2001 South Tibbs Avenue S30, Indianapolis, Indiana 46241, Attention: Vice President Commercial, and, in acting in accordance with the terms and conditions of the Warranty Agreement and this Assignment, Rolls-Royce may act with acquittance and conclusively rely upon any such notice. If Rolls-Royce so receives notice from Buyer that Operator's right to possess and use the Aircraft under the Lease Agreement has been terminated, Rolls-Royce will perform all the duties and obligations under the Warranty

Rolls-Royce Warranty Assignment
And Consent (N281SK)

Agreement with respect to the Warranties for the benefit of Buyer and will make any and all payments that it thereafter is required to make in respect of the Warranties directly to Buyer at the account or location as Buyer from time to time notifies Rolls-Royce in writing.

3. Anything herein contained to the contrary notwithstanding:

   (a) Except with respect to the Engines specifically assigned hereunder, Buyer shall have no obligation or liability under the Warranty Agreement by reason of, or arising out of, this Assignment, or be obligated to perform any of Seller's duties or obligations under the Warranty Agreement, to make any payment, to present or file any claim, or to take any other action to collect or enforce any claim for any payment assigned hereunder;

   (b) Buyer confirms, for Rolls-Royce's benefit, that in exercising any rights under the Warranty Agreement or in making any claim with respect to the Engines or other goods and services delivered or to be delivered pursuant to the Warranty Agreement, the terms and conditions of the Warranty Agreement shall apply to and bind Buyer (and any assignee of Buyer) to the same extent as Seller; and

   (c) Except as expressly stated herein, nothing contained herein shall subject Rolls-Royce or Seller to any liability to which it, as the case may be, would not otherwise be subject under the Warranty Agreement or modify in any respect the rights of Rolls-Royce or Seller thereunder.

   (d) Rolls-Royce shall have no obligation or liability to Seller with respect to the Engines specifically assigned hereunder after the date of closing and the transfer of title.

5. This Assignment (and the acknowledgement and consent to be signed by Rolls-Royce) may be executed in separate counterparts, each of which when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

6. This Assignment shall be governed by and construed in accordance with the laws of the State of New York without reference to any choice of law rules thereof that would result in a choice of law other than that of New York.

7. First Security Bank, National Association is entering into this Assignment solely as Owner Trustee under the Trust Agreement and not in its individual capacity and neither First Security Bank, National Association nor any entity acting as successor Owner Trustee or additional Owner Trustee under the Trust Agreement shall be personally liable for, or for any loss in respect of, any of the statements, representations, warranties, agreements or obligations stated to be those of the Buyer hereunder, as to which all interested parties shall look solely to

Rolls-Royce Warranty Assignment
And Consent (N281SK)
the Trust Estate, except to the extent expressly provided otherwise in the other Operative Agreements, PROVIDED HOWEVER, that nothing in this paragraph 7 shall be construed to limit in scope or substance the liability of First Security Bank, National Association or any entity acting as successor Owner Trustee or additional Owner Trustee under the Trust Agreement in its individual capacity for the consequences of its own willful misconduct or gross negligence or (in receiving, handling or remitting funds) its simple negligence, or the inaccuracy or breach of its representations, warranties or covenants made in such capacity in any other Operative Agreements.

                            [SIGNATURE PAGE FOLLOWS]

Rolls-Royce Warranty Assignment
And Consent (N281SK)

IN WITNESS WHEREOF, the parties hereto have caused this Warranty Assignment Agreement and Consent (N281SK) to be duly executed as of the date and year first above written.

                            SOLITAIR CORP., A DELAWARE CORPORATION

                            BY: /s/ Doug Lambert
                                ------------------------------------------------

                            NAME: Doug Lambert
                                 -----------------------------------------------

                            TITLE: Vice President
                                   ---------------------------------------------

                            FIRST SECURITY BANK, NATIONAL
                            ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY
                            BUT SOLELY AS OWNER TRUSTEE UNDER THE BUYER
                            TRUST AGREEMENT

                            By: /s/ Greg A. Hawley
                                ------------------------------------------------

                            Name: Greg A. Hawley
                                 -----------------------------------------------

                            Title: Vice President
                                   ---------------------------------------------

                            CHAUTAUQUA AIRLINES, INC., A NEW YORK
                            CORPORATION

                            By: /s/ Robert H. Cooper
                                ------------------------------------------------

                            Name: Robert H. Cooper
                                 -----------------------------------------------

                            Title: Vice President
                                   ---------------------------------------------

                            CONSENTED TO BY ROLLS-ROYCE CORPORATION

                            By:
                                ------------------------------------------------

                            Name: Peter Turner
                                 -----------------------------------------------

                            Title: Authorized Officer
                                   ---------------------------------------------

Rolls-Royce Warranty Assignment
And Consent (N281SK)

1079291

                                        6
Rolls-Royce Warranty Assignment
And Consent (N281SK)

NOTE TO EXHIBIT 10.24

The 15 additional Warranty Assignment Agreements are substantially identical in all material respects to the filed Warranty Assignment Agreement except as follows:


------------------------------------- ----------------------------------- -----------------------------------
            TAIL NUMBER                          CLOSING DATE                     OWNER-PARTICIPANT

------------------------------------- ----------------------------------- -----------------------------------
             N265SK                           June, 2000                  General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N267SK                           June, 2000                  General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N268SK                           June, 2000                  General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N269SK                           August, 2000                General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N270SK                           August, 2000                General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N271SK                           September, 2000             General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N272SK                           September, 2000             General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N273SK                           November, 2000              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N274SK                           December, 2000              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N275SK                           December, 2000              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N276SK                           December, 2000              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N277SK                           December, 2000              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N278SK                           February, 2001              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N279SK                           January, 2001               Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N280SK                           February, 2001              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------